                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------



                                Amendment No. 2
                                       to
                                 SCHEDULE 13E-3



                        RULE 13E-3 TRANSACTION STATEMENT
       (PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934)

                             ThermoRetec Corporation
                                (Name of Issuer)

                             ThermoRetec Corporation
                          Retec Acquisition Corporation
                              Thermo TerraTech Inc.
                           Thermo Electron Corporation
                      (Name of Person(s) Filing Statement)

                     Common Stock, par value $.01 per share
                         (Title of Class of Securities)

                                   883656 10 0
                      (CUSIP Number of Class of Securities)

                          Sandra L. Lambert, Secretary
                             ThermoRetec Corporation
                         c/o Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000
   (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Person(s) Filing Statement)

                                 with a copy to:
                       Seth H. Hoogasian, General Counsel
                             ThermoRetec Corporation
                         c/o Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000

This statement is filed in connection with (check the appropriate box):

a. /X/ The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b. / / The filing of a registration statement under the Securities Act of 1933.

c.   A tender offer.

d.   None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. /X/

                            Calculation of Filing Fee

-------------------------------------------------------------------------------
           Transaction Value*                 Amount of Filing Fee
-------------------------------------------------------------------------------
               $26,972,813                             $5,395
-------------------------------------------------------------------------------

* Solely for purposes of calculating the filing fee. Assumes purchase of 3,853,259 shares of Common Stock, par value $.01 per share, of ThermoRetec Corporation at $7.00 per share.

/X/ Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.



Amount previously paid:    $5,395
Form or registration no.:  Preliminary Proxy Statement on Schedule 14A
Filing party:              ThermoRetec Corporation
Date filed:                November 9, 1999

     This Amendment No. 2 to Rule 13e-3 Transaction Statement (as so amended, the "Statement") is being filed in connection with the filing by ThermoRetec Corporation ("ThermoRetec" or the "Company") with the Securities and Exchange Commission (the "Commission") on April 17, 2000 of a revised Proxy Statement on Schedule 14A (as amended, the "Proxy Statement") in connection with a special meeting of the stockholders of ThermoRetec. At such meeting, the stockholders of ThermoRetec will vote upon the approval of an Agreement and Plan of Merger dated as of October 19, 1999 (the "Merger Agreement") by and among Thermo Electron Corporation ("Thermo Electron"), Retec Acquisition Corporation (the "Merger Sub") and ThermoRetec, pursuant to which the Merger Sub, a subsidiary of Thermo Electron, will be merged with and into ThermoRetec.



     The following cross reference sheet is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Proxy Statement of the information required to be included in response to the items of this Statement. The information in the Proxy Statement that is attached hereto as Exhibit (d)(3), including all appendices thereto, is hereby expressly incorporated herein by reference and the responses to each item are qualified in their entirety by the provisions of the Proxy Statement.

                              CROSS REFERENCE SHEET

Item in Schedule 13E-3           Caption or Location in the Proxy Statement
----------------------           ------------------------------------------
Item 1(a)......................."Introduction;" "Summary - Purpose of the
                                 Special Meeting;" "- Parties to the Merger"

Item 1(b)......................."Introduction;" "Summary - Purpose of the
                                Special Meeting;" "- Record Date and Quorum;"
                                "- Market Prices of Common Stock and Dividends;"
                                "The Special Meeting - Record Date and Quorum
                                Requirement"

Item 1(c)......................."Summary - Market Prices of Common Stock and
                                Dividends"

Item 1(d)......................."Summary - Market Prices of Common Stock and
                                Dividends;" "The Merger - Covenants"

Item 1(e).......................Not applicable

Item 1(f)......................."Appendix D - Information Concerning
                                Transactions in the Common Stock of the Company"

Item 2(a) - (c)................."Introduction;" "Summary - Parties to the
                                Merger;" "Business of the Company;"
                                "Management;" "Certain Information Concerning
                                the Merger Sub, Thermo TerraTech and Thermo
                                Electron"

Item 2(d)......................."Management;" "Certain Information Concerning
                                the Merger Sub, Thermo TerraTech and Thermo
                                Electron"

Item 2(e).......................Not Applicable

Item 2(f).......................Not Applicable

Item 2(g)......................."Certain Information Concerning the Merger
                                Sub, Thermo TerraTech and Thermo Electron"

Item 3(a)(1)...................."Certain Transactions"

Item 3(a)(2) - 3 (b)............"Summary - The Merger;" "- The Special
                                Committee's and the Board's Recommendation;"
                                "- Purpose and Reasons of Thermo Electron for
                                the Merger;" "Special Factors - Background of
                                the Merger;" "- The Special Committee's and
                                the Board's Recommendation;"  "- Purpose and
                                Reasons of Thermo Electron for the Merger;"
                                "Certain Transactions;" "Appendix D
                                -Information Concerning Transactions in the
                                Common Stock of the Company"

Item 4(a)......................."Introduction;" "Summary - The Merger;"
                                "Effective Time of the Merger and Payment for
                                Shares;" "Assumption of ThermoRetec Stock
                                Options and Warrants by Thermo Electron;"
                                "- Conflicts of Interest;" "- Certain Effects
                                of the Merger;" "-Conditions to the Merger,
                                Termination and Expenses;" "Special Factors
                                -Conflicts of Interest;" "-Certain Effects of
                                the Merger;" "The Merger;" "Appendix A -
                                Agreement and Plan of Merger"

Item 4(b)......................."Introduction;" "Summary - Purpose of the
                                Special Meeting;" "-The Merger;" "The Merger
                                - Conversion of Securities;" "Deferred
                                Compensation Plan for Directors;" "Federal
                                Income Tax Consequences;" "Appendix A -
                                Agreement and Plan of Merger"

Item 5(a)......................."Special Factors - Conduct of ThermoRetec's
                                Business After the Merger"

Item 5(b)......................."Special Factors - Conduct of ThermoRetec's
                                Business After  the Merger"

Item 5(c)......................."Introduction;" "Special Factors - Conflicts
                                of Interest;" "- Conduct of ThermoRetec's
                                Business After the Merger"

Item5(d)........................"Summary - Certain Effects of the Merger;"
                                "Special Factors - Certain Effects of the
                                Merger;" "The Merger - Conversion of
                                Securities"

Item 5(e)......................."Summary - Certain Effects of the Merger;"
                                "Special Factors  - Certain Effects of the
                                Merger;" "- Conduct of ThermoRetec's Business
                                After the Merger"

Item 5(f)......................."Summary - Certain Effects of the Merger;"
                                "Special Factors  - Certain Effects of the
                                Merger"

Item 5(g)......................."Summary - Certain Effects of the Merger;"
                                "Special Factors  - Certain Effects of the
                                Merger"

Item 6(a)......................."Summary - The Merger;" "The Merger - Source
                                of Funds"

Item 6(b)......................."Summary - Opinion of Adams, Harkness &
                                Hill;" "- Conflicts of Interest;" "Special
                                Factors - Opinion of Adams, Harkness & Hill;"
                                "- Conflicts of Interest;" "The Merger
                                - Expenses"

Item 6(c).......................Not applicable

Item 6(d).......................Not applicable

Item 7(a) - (c)................."Summary - The Merger;" "- The Special
                                Committee's and the Board's Recommendation;"
                                "- Opinion of Adams, Harkness & Hill;"
                                "- Purpose and Reasons of Thermo Electron for
                                the Merger;" "Special Factors - Background of
                                the Merger;" "The Special Committee's and the
                                Board's Recommendation;" "Opinion of Adams,
                                Harkness & Hill;" "- Purpose and Reasons of
                                Thermo Electron for the Merger"

Item 7(d)......................."Summary - The Merger;" "- Assumption of
                                ThermoRetec Stock Options and Warrants by

                                Thermo Electron;" "- Purpose and Reasons of
                                Thermo Electron for the Merger;" "- Conflicts of Interest;" "- Certain Effects of the
                                Merger;" "- Federal Income Tax Consequences;"
                                "Special Factors - Conflicts of Interest;"
                                "- Certain Effects of the Merger;" "- Purpose and Reasons of Thermo Electron for the Merger;" "- Conduct of ThermoRetec's Business
                                After the Merger;" "The Merger - Conversion of Securities;" "-Assumption of ThermoRetec
                                Stock Options by the Thermo Electron;"
                                "- Deferred Compensation Plan for Directors;"
                                "Federal Income Tax Consequences"

Item 8(a)......................."Summary - The Special Committee's and the
                                Board's Recommendation;" "- Position of
                                Thermo Electron as to Fairness of the Merger;"
                                "Special Factors -The Special Committee's and
                                the Board's Recommendation;" "- Position of
                                Thermo Electron as to Fairness
                                of the Merger"

Item 8(b)......................."Summary - The Special Committee's and the
                                Board's Recommendation;" "- Opinion of Adams,
                                Harkness & Hill;" "- Position of Thermo
                                Electron as to Fairness of the Merger;"
                                "Special Factors -Background of the Merger;"
                                "- The Special Committee's and the Board's
                                Recommendation;" "- Opinion of Adams,
                                Harkness & Hill;" "-Position of Thermo Electron
                                as to Fairness of the Merger;" "Appendix B -
                                Opinion of Adams, Harkness & Hill"

Item 8(c)......................."Introduction;" "Summary - Vote Required and
                                Revocation of Proxies;" "The Special Meeting
                                - Voting Procedures"

Item 8(d).......................Summary - The Special Committee's and the
                                Board's Recommendation;" "- Opinion of Adams,
                                Harkness & Hill;" "Special Factors
                                -Background of the Merger;" "- The Special
                                Committee's and the Board's Recommendation;"
                                "- Opinion of Adams, Harkness & Hill;"
                                "Appendix B - Opinion of Adams, Harkness &
                                Hill"

Item 8(e).......................Summary - The Special Committee's and the
                                Board's Recommendation;" "Special Factors -
                                The Special Committee's and the Board's
                                Recommendation"

Item 8(f).......................Not applicable

Item 9(a) - (c)................."Summary - Opinion of Adams, Harkness &
                                Hill;" "Special Factors - Background of the
                                Merger;" "- Opinion of Adams, Harkness &
                                Hill;" "Appendix B - Opinion of Adams,
                                Harkness & Hill"

Item 10(a)......................"Introduction;" "Summary - Vote Required and
                                Revocation of Proxies;" "- The Special
                                Committee's and the Board's Recommendation;"
                                "- Conflicts of Interest;" "Special Factors -
                                Purpose and Reasons of Thermo Electron for
                                the Merger;" "- Conflicts of Interest;" "The
                                Special Meeting- Voting Procedures;"
                                "Security Ownership of Certain Beneficial
                                Owners and Management;" "Appendix D -
                                Information Concerning Transactions in the
                                Common Stock  of the Company"

Item 10(b)......................"Appendix D - Information Concerning
                                Transactions in the Common Stock of the
                                Company"

Item  11......................."Introduction;" "Summary - Vote Required and
                                Revocation of Proxies;" "- The Merger;" "The
                                Special Meeting - Voting Procedures;" "The
                                Merger;" "Appendix A Agreement and Plan of
                                Merger"

Item 12(a)......................"Introduction;" "Summary - Vote Required and
                                Revocation of Proxies;" "The Special Meeting -
                                Voting Procedures;" "Certain Information
                                Concerning the Merger Sub, Thermo TerraTech and
                                Thermo Electron"

Item 12(b)......................"Summary - The Special Committee's and the
                                Board's Recommendation;" "- Position of
                                Thermo TerraTech and Thermo Electron as to
                                Fairness of the Merger;" "Special Factors -
                                The Special Committee's and the Board's
                                Recommendation;"

                                "- Position of Thermo Electron as to Fairness of the Merger"

Item 13(a)......................"Summary - Rights of Dissenting Stockholders;"
                                "The Special Meeting - Voting Procedures;"
                                "Rights of Dissenting Stockholders;"
                                "Appendix C - Text of Section 262 of the
                                General Corporation Law of the State of
                                Delaware"

Item 13(b)......................Not applicable

Item 13(c)......................Not applicable

Item 14(a)......................"Selected Financial Information and Ratio of
                                Earnings (Loss) to Fixed Charges;" "Appendix
                                E - Annual Report on Form 10-K of ThermoRetec
                                for the Fiscal Year Ended April 3, 1999;"
                                "Appendix F - Amendment No. 1 on Form 10-K/A
                                to Annual Report on Form 10-K of
                                ThermoRetec for the Fiscal Year Ended
                                April 3, 1999;"  "Appendix G- Quarterly
                                Report on Form 10-Q of ThermoRetec for the
                                Quarter Ended January 1, 2000"; "Appendix H -
                                Pro Forma Financial Statements Relating to the
                                Proposed Sale of Certain Soil-Recycling
                                Facilities;" "Appendix I - Current Report on
                                Form 8-K Relating to the Sale of the Richmond
                                Soil-Recycling Facility."

Item 14(b)......................Not applicable

Item 15(a)......................"The Special Meeting - Proxy Solicitation"

Item 15(b)......................Not applicable

Item 16.........................Entirety of Proxy Statement

Item 17(a)......................Not applicable

Item 17(b)(1)...................Opinion of Adams, Harkness & Hill dated
                                October 18, 1999 (included as Appendix B to
                                the Proxy Statement)

Item 17(b)(2)...................Presentation dated October 18, 1999 to the
                                Special Committee of the Board of Directors of
                                ThermoRetec Corporation by Adams, Harkness &
                                Hill

Item 17(c) .....................Agreement and Plan of Merger dated as of
                                October 19, 1999 by and among Thermo Electron
                                Corporation, Retec Acquisition Corporation
                                and ThermoRetec Corporation (included as
                                Appendix A to the Proxy Statement)

Item 17(d)(1)...................Letter to Stockholders

Item 17(d)(2)...................Notice of Special Meeting of Stockholders

Item 17(d)(3)...................Proxy Statement

Item 17(d)(4)...................Form of Proxy

Item 17(e)......................Text of Section 262 of the General
                                Corporation Law of the State of Delaware
                                (included as Appendix C to the Proxy
                                Statement)

Item 17(f)  ....................Proxy Statement

ITEM 1.  ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

     (a) The information set forth in the sections entitled "Introduction," "Summary - Purpose of the Special Meeting" and "- Parties to the Merger" of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in the sections entitled "Introduction," "Summary - Purpose of the Special Meeting," "- Record Date and Quorum,"
"- Market Prices of Common Stock and Dividends" and "The Special Meeting - Record Date and Quorum Requirement" of the Proxy Statement is incorporated herein by reference.

     (c) The information set forth in the section entitled "Summary - Market Prices of Common Stock and Dividends" of the Proxy Statement is incorporated herein by reference.

     (d) The information set forth in the sections entitled "Summary - Market Prices of Common Stock and Dividends" and "The Merger - Covenants" of the Proxy Statement is incorporated herein by reference.

     (e) Not applicable.

     (f) The information set forth in Appendix D of the Proxy Statement is incorporated herein by reference.

ITEM 2.  IDENTITY AND BACKGROUND.

     This statement is being filed jointly by the Company (which is the issuer of the class of equity securities that is the subject of the Rule 13e-3 transaction), the Merger Sub, Thermo TerraTech Inc. ("Thermo TerraTech") and Thermo Electron.

     (a) - (c) The information set forth in the sections entitled
"Introduction," "Summary - Parties to the Merger," "Business of the Company," "Management" and "Certain Information Concerning the Merger Sub, Thermo TerraTech and Thermo Electron" is incorporated herein by reference.

     (d) The information set forth in the sections entitled "Management" and "Certain Information Concerning the Merger Sub, Thermo TerraTech and Thermo Electron" is incorporated herein by reference.

     (e) During the last five years, none of the Company, the Merger Sub, Thermo TerraTech or Thermo Electron, nor (to the knowledge of each of the Company, the Merger Sub, Thermo TerraTech or Thermo Electron, respectively) any executive officer or director of the Company, the Merger Sub, Thermo TerraTech or Thermo Electron, respectively, has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors).

     (f) During the last five years, none of the Company, the Merger Sub, Thermo TerraTech or Thermo Electron, nor (to the knowledge of each of the Company, the Merger Sub, Thermo TerraTech or Thermo Electron, respectively) any executive officer or director of the Company, the Merger Sub, Thermo TerraTech or Thermo Electron, respectively, has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which resulted in a judgment, decree or final order (i) enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or (ii) finding a violation with respect to such laws.

     (g) The information set forth in the section entitled "Certain Information Concerning the Merger Sub, Thermo TerraTech and Thermo Electron" of the Proxy Statement is incorporated herein by reference.

ITEM 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

     (a) (1) The information set forth in the section entitled "Certain Transactions" of the Proxy Statement is incorporated herein by reference.

     (a) (2) - (b) The information set forth in the sections entitled "Summary - The Merger," "- The Special Committee's and the Board's Recommendation," "- Purpose and Reasons of Thermo Electron for the Merger," "Special Factors - Background of the Merger," "- The Special Committee's and the Board's Recommendation," "- Purpose and Reasons of Thermo Electron for the Merger" and "Certain Transactions," and in Appendix D of the Proxy Statement is incorporated herein by reference.

ITEM 4.  TERMS OF THE TRANSACTION.

     (a) The information set forth in the sections entitled "Introduction," "Summary - The Merger," "Effective Time of the Merger and Payment for Shares," "- Assumption of ThermoRetec Stock Options and Warrants by Thermo Electron," "- Conflicts of Interest," "- Certain Effects of the Merger,"
"- Conditions to the Merger, Termination and Expenses," "Special Factors - Conflicts of Interest," "-Certain Effects of the Merger" and "The Merger," and in Appendix A of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in the sections entitled "Introduction," "Summary - Purpose of the Special Meeting," "- The Merger," "The Merger -Conversion of Securities," "- Deferred

Compensation Plan for Directors" and "Federal Income Tax Consequences," and Appendix A of the Proxy Statement is incorporated herein by reference.

ITEM 5.  PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

     (a) The information set forth in the section entitled "Special Factors
- Conduct of ThermoRetec's Business After the Merger" of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in the section entitled "Special Factors
- Conduct of ThermoRetec's Business After the Merger" of the Proxy Statement is incorporated herein by reference.

     (c) The information set forth in the sections entitled "Introduction," "Special Factors - Conflicts of Interest" and "- Conduct of ThermoRetec's Business After the Merger" of the Proxy Statement is incorporated herein by reference.

     (d) The information set forth in the sections entitled "Summary - Certain Effects of the Merger," "Special Factors - Certain Effects of the Merger," and "The Merger - Conversion of Securities" of the Proxy Statement is incorporated herein by reference.

     (e) The information set forth in the sections entitled "Summary - Certain Effects of the Merger," "Special Factors - Certain Effects of the Merger" and "- Conduct of ThermoRetec's Business After the Merger" of the Proxy Statement is incorporated herein by reference.

     (f) The information set forth in the sections entitled "Summary - Certain Effects of the Merger" and "Special Factors - Certain Effects of the Merger" of the Proxy Statement is incorporated herein by reference.

     (g) The information set forth in the sections entitled "Summary - Certain Effects of the Merger" and "Special Factors - Certain Effects of the Merger" of the Proxy Statement is incorporated herein by reference.

ITEM 6.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

     (a) The information set forth in the sections entitled "Summary - The Merger" and "The Merger - Source of Funds" of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in the sections entitled "Summary - Opinion of Adams, Harkness & Hill," "- Conflicts of Interest," "Special Factors -Opinion of Adams, Harkness & Hill," "- Conflicts of Interest" and "The Merger - Expenses" of the Proxy Statement is incorporated herein by reference.

     (c) Not applicable.

     (d) Not applicable.

ITEM 7.  PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

     (a) - (c) The information set forth in the sections entitled "Summary - The Merger," "- The Special Committee's and the Board's Recommendation;"
"- Opinion of Adams, Harkness & Hill," "- Purpose and Reasons of Thermo Electron for the Merger," "Special Factors - Background of the Merger,"
"- The Special Committee's and the Board's Recommendation," "- Opinion of Adams, Harkness & Hill" and "- Purpose and Reasons of Thermo Electron for the Merger" of the Proxy Statement is incorporated herein by reference.

     (d) The information set forth in the sections entitled "Summary - The Merger," "Assumption of ThermoRetec Stock Options and Warrants by Thermo Electron," "- Purpose and Reasons of Thermo Electron for the Merger," "-Conflicts of Interest," "- Certain Effects of the Merger," "- Federal Income Tax Consequences," "Special Factors - Conflicts of Interest,"
"- Certain Effects of the Merger," "- Purpose and Reasons of Thermo Electron for the Merger," "- Conduct of ThermoRetec's Business After the Merger," "The Merger Conversion of Securities," "- Assumption of ThermoRetec Stock Options by Thermo Electron," "- Deferred Compensation Plan for Directors" and "Federal Income Tax Consequences" of the Proxy Statement is incorporated herein by reference.

ITEM 8.  FAIRNESS OF THE TRANSACTION.

     (a) The information set forth in the sections entitled "Summary - The Special Committee's and the Board's Recommendation," "- Position of Thermo Electron as to Fairness of the Merger," "Special Factors -The Special Committee's and the Board's Recommendation" and "- Position of Thermo Electron as to Fairness of the Merger" of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in the sections entitled "Summary - The Special Committee's and the Board's Recommendation," "- Opinion of Adams, Harkness & Hill," "- Position of Thermo Electron as to Fairness of the Merger," "Special Factors - Background of the Merger," "- The Special Committee's and the Board's Recommendation," "- Opinion of Adams, Harkness & Hill" and "- Position of Thermo Electron as to Fairness of the Merger" of the Proxy Statement, and in Appendix B of the Proxy Statement is incorporated herein by reference.

     (c) The information set forth in the sections entitled "Introduction," "Summary - Vote Required and Revocation of Proxies" and "The Special Meeting
- Voting Procedures" of the Proxy Statement is incorporated herein by reference.

     (d) The information set forth in the sections entitled "Summary - The Special Committee's and the Board's Recommendation," "- Opinion of Adams, Harkness & Hill," "Special Factors - Background of the Merger," "- The Special Committee's and the Board's Recommendation" and "- Opinion of Adams, Harkness & Hill," and in Appendix B of the Proxy Statement is incorporated herein by reference.

     (e) The information set forth in the sections entitled "Summary - The Special Committee's and the Board's Recommendation" and "Special Factors - The Special Committee's and the Board's Recommendation" of the Proxy Statement is incorporated herein by reference.

     (f) Not applicable.

ITEM 9.  REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

     (a) - (c) The information set forth in the sections entitled "Summary
- Opinion of Adams, Harkness & Hill," "Special Factors - Background of the Merger" and "- Opinion of Adams, Harkness & Hill," and in Appendix B of the Proxy Statement is incorporated herein by reference.

ITEM 10. INTEREST IN SECURITIES OF THE ISSUER.

     (a) The information set forth in the sections entitled "Introduction," "Summary - Vote Required and Revocation of Proxies," "- The Special Committee's and the Board's Recommendation," "- Conflicts of Interest," "Special Factors - Purpose and Reasons of Thermo Electron for the Merger," "- Conflicts of Interest," "The Special Meeting - Voting Procedures" and "Security Ownership of Certain Beneficial Owners and Management," and in Appendix D of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in Appendix D of the Proxy Statement is incorporated herein by reference.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

     The information set forth in the sections entitled "Introduction," "Summary - Vote Required and Revocation of Proxies," "- The Merger," "The Special Meeting - Voting Procedures" and "The Merger," and in Appendix A of the Proxy Statement is incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

     (a) The information set forth in the sections entitled "Introduction," "Summary - Vote Required and Revocation of Proxies" and "The Special Meeting
- Voting Procedures," and in Appendix D of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in the sections entitled "Summary - The Special Committee's and the Board's Recommendation," "- Position of Thermo Electron as to Fairness of the Merger," "Special Factors - The Special Committee's and the Board's Recommendation" and "- Position of Thermo Electron as to Fairness of the Merger" of the Proxy Statement is incorporated herein by reference.

ITEM 13. OTHER PROVISIONS OF THE TRANSACTION.

     (a) The information set forth in the sections entitled "Summary - Rights of Dissenting Stockholders," "The Special Meeting - Voting Procedures" and "Rights of Dissenting Stockholders," and in Appendix C of the Proxy Statement is incorporated herein by reference.

     (b) Not applicable.

     (c) Not applicable.

ITEM 14. FINANCIAL INFORMATION.



     (a) The information set forth in the sections entitled "Selected
Financial Information and Ratio of Earnings (Loss) to Fixed Charges", and in Appendices E, F, G, H and I of the Proxy Statement is incorporated herein by reference.



     (b) Not applicable.

ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

     (a) The information set forth in the section entitled "The Special Meeting - Proxy Solicitation" of the Proxy Statement is incorporated herein by reference.

     (b) Not applicable.

ITEM 16. ADDITIONAL INFORMATION.

     The entirety of the Proxy Statement is incorporated herein by reference.

ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.

     (a) Not applicable.

     (b)(1) Opinion of Adams, Harkness & Hill dated October 18, 1999 (included as Appendix B to the preliminary Proxy Statement, which is filed herewith as
Exhibit 99.17(d)(3)).

     (b)(2) Presentation dated October 18, 1999 to the Special Committee of the Board of Directors of ThermoRetec Corporation by Adams, Harkness & Hill.

     (c) Agreement and Plan of Merger dated as of October 19, 1999 by and among Thermo Electron Corporation, Retec Acquisition Corporation and ThermoRetec Corporation, (included as Appendix A to the Proxy Statement, which is filed herewith as Exhibit 99.17(d)(3)).

     (d)(1) Letter to Stockholders, which is filed herewith as Exhibit 99.17(d)(1).

     (d)(2) Notice of Special Meeting of Stockholders, which is filed herewith as Exhibit 99.17(d)(2).

     (d)(3) Proxy Statement, which is filed herewith as Exhibit 99.17(d)(3).

     (d)(4) Form of Proxy, which is filed herewith as Exhibit 99.17(d)(4).

     (e) Text of Section 262 of the General Corporation Law of the State of Delaware (included as Appendix C to the Proxy Statement, which is filed herewith as Exhibit 99.17(d)(3)).

     (f) Proxy Statement (see Exhibit 99.17(d)(3)).

                                   SIGNATURES

     After due inquiry and to the best of his knowledge and belief, each of the undersigned certifies that the information set forth in this Statement is true, complete and correct.

                                 THERMORETEC CORPORATION




Dated:  April 17, 2000            By: /s/ Robert W. Dunlap
                                  -----------------------------------------
                                  Name: Robert W. Dunlap
                                  Title: President and Chief Executive Officer


                                  RETEC ACQUISITION CORPORATION



Dated:  April 17, 2000            By: /s/ Theo Melas-Kyriazi
                                  -----------------------------------------
                                  Name: Theo Melas-Kyriazi
                                  Title: President


                                  THERMO TERRATECH INC.



Dated:  April 17, 2000            By: /s/ Theo Melas-Kyriazi
                                  -----------------------------------------
                                  Name: Theo Melas-Kyriazi
                                  Title: Chief Financial Officer


                                  THERMO ELECTRON CORPORATION



Dated:  April 17, 2000            By: /s/ Kenneth J. Apicerno
                                  -----------------------------------------
                                  Name: Kenneth J. Apicerno
                                  Title: Treasurer

                                  EXHIBIT INDEX


Exhibit Number         Description
    99.17 (b)(1)       Opinion of Adams, Harkness & Hill dated October 18,
                       1999 (included as Appendix B to the Proxy Statement,
                       which is filed herewith as Exhibit 99.17(d)(3)).

    99.17 (b)(2)       Presentation dated October 18, 1999 to the Special
                       Committee of the Board of Directors of ThermoRetec
                       by Adams, Harkness & Hill.

     99.17 (c)         Agreement and Plan of Merger dated as of October 19,
                       1999 by and among Thermo Electron Corporation, Retec
                       Acquisition Corporation and ThermoRetec Corporation,
                       (included as Appendix A to the Proxy Statement, which
                       is filed herewith as Exhibit 99.17(d)(3)).

      99.17 (d)(1)     Letter to Stockholders.

      99.17 (d)(2)     Notice of Special Meeting of Stockholders.

      99.17(d)(3)      Proxy Statement.

      99.17(d)(4)      Form of Proxy.

      99.17(e) Text of Section 262 of the General Corporation Law of the State of Delaware (included as Appendix C to the Proxy Statement, which is filed herewith as Exhibit
                       99.17(d)(3)).

      99.17(f)         Proxy Statement (see Exhibit 99.17(d)(3)).